
WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                     August 15, 2001
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POOL BALANCE:                                                Month of:
                                                             July , 2001

Pool Balance, beginning of month                             $991,030,701.97

Pool Balance, end of month                                   $892,518,010.49

Pool Balance, average                                        $937,106,625.98

Required Pool Balance, end of month                          $892,518,010.49



COLLECTIONS & SERIES ALLOCATIONS                             Month of:
                                                             July , 2001

Series Allocable Principal Collections
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $438,256,520.97
   Series 2001-1                                             $187,824,223.27
                                                             $626,080,744.24

Series Allocable Non-Principal Collections
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $  3,636,929.00
   Series 2001-1                                             $  1,558,683.86
                                                             $  5,195,612.86

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $ -
   Series 2001-1                                             $ -
                                                             $ -

Investment Proceeds
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $    309,209.06
   Series 2001-1                                             $    132,586.78
                                                             $    441,795.84


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD              Month of:
                                                             July , 2001

1999-VFN                                                     $          0.00
Series 2000-VFN                                              $          0.00
Series 2000-1 Class A                                        $          0.00
Series 2000-1 Class B                                        $          0.00
Series 2001-1 Class A                                        $          0.00
Series 2001-1 Class B                                        $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                 First day of:
                                                             July , 2001

Series Allocation Percentages
     Series 1999-VFN                                                    0.00%
     Series 2000-VFN                                                    0.00%
     Series 2000-1                                                     70.00%
     Series 2001-1                                                     30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                    0.00%
     Series 2000-VFN                                                    0.00%
     Series 2000-1                                                     90.95%
     Series 2001-1                                                     90.95%
Principal Allocation Percentages
     Series 1999-VFN                                                    0.00%
     Series 2000-VFN                                                    0.00%
     Series 2000-1                                                      0.00%
     Series 2001-1                                                      0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES        Month of:
                                                             July , 2001

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $          0.00
   Cert. Percentage minus Excess Cert. Percentage:           $          0.00
                                                             $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $          0.00
   Cert. Percentage minus Excess Cert. Percentage:           $          0.00
                                                             $          0.00
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $          0.00
   Cert. Percentage minus Excess Cert. Percentage:           $          0.00
                                                             $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $          0.00
   Cert. Percentage minus Excess Cert. Percentage:           $          0.00
                                                             $          0.00
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $398,584,012.28
   Cert. Percentage minus Excess Cert. Percentage:           $ 39,672,508.68
                                                             $438,256,520.97
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $  3,307,701.51
   Cert. Percentage minus Excess Cert. Percentage:           $    329,227.50
                                                             $  3,636,929.00
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $170,821,719.55
   Cert. Percentage minus Excess Cert. Percentage:           $ 17,002,503.72
                                                             $187,824,223.27
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $          0.00
   Floating Allocation Percentage:                           $  1,417,586.36
   Cert. Percentage minus Excess Cert. Percentage:           $    141,097.50
                                                             $  1,558,683.86


                                                             Paid on:
MONTHLY DISTRIBUTIONS                                        August 15, 2001

Principal Distributions to Investors
     Series 1999-VFN                                         $ -
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $ -
     Series 2000-1 Class B                                   $ -
     Series 2001-1 Class A                                   $ -
     Series 2001-1 Class B                                   $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                         $          0.00000000
     Series 2000-VFN                                         $          0.00000000
     Series 2000-1 Class A                                   $          0.00000000
     Series 2000-1 Class B                                   $          0.00000000
     Series 2001-1 Class A                                   $          0.00000000
     Series 2001-1 Class B                                   $          0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                         $     19,125.00
     Series 2000-VFN                                         $     19,762.50
     Series 2000-1 Class A                                   $  2,134,491.67
     Series 2000-1 Class B                                   $    192,600.00
     Series 2001-1 Class A                                   $    914,100.00
     Series 2001-1 Class B                                   $     82,416.67

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                         $ -
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $          3.30416667
     Series 2000-1 Class B                                   $          3.56666667
     Series 2001-1 Class A                                   $          3.30000000
     Series 2001-1 Class B                                   $          3.58333333

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $    525,769.50
     Series 2001-1                                           $    225,329.79

Reserve Fund Deposit Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                Paid on:
                                                             August 15, 2001

Investor Default Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00

Monthly Dilution Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00

Carry-Over Amount
     Series 2000-1 Class A                                   $          0.00
     Series 2000-1 Class B                                   $          0.00
     Series 2001-1 Class A                                   $          0.00
     Series 2001-1 Class B                                   $          0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00

Previously waived servicing fee
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $          0.00
     Series 2001-1                                           $          0.00

Collections Released to Cert. during Collection Period       $626,551,069.24

Excess Distributed to Cert. on Payment Date                  $  1,053,488.58


FUNDED AND INVESTED AMOUNTS:                                 Last day of:
                                                             July , 2001

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                        $600,000,000.00
Incremental Funded Amounts (Cumulative)                      $185,000,000.00
Principal Distributed to Investors (Cumulative)              $785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
   Funded Amount                                             $          0.00

Series Excess Funding Amount                                 $          0.00
Principal Funding Account Balance                            $          0.00
   Invested Amount                                           $          0.00

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                        $150,000,000.00
Incremental Funded Amounts (Cumulative)                      $          0.00
Principal Distributed to Investors (Cumulative)              $150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
   Funded Amount                                             $          0.00

Series Excess Funding Amount                                 $          0.00
Principal Funding Account Balance                            $          0.00
   Invested Amount                                           $          0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $646,000,000.00
Principal Distributed to Investors (Cumulative)              $          0.00
Principal Funding Account Balance                            $          0.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
Series Excess Funding Amount                                 $132,041,726.51
   Invested Amount                                           $513,958,273.49

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $ 54,000,000.00
Principal Distributed to Investors (Cumulative)              $          0.00
Principal Funding Account Balance                            $          0.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
Series Excess Funding Amount                                 $          0.00
   Invested Amount                                           $ 54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $277,000,000.00
Principal Distributed to Investors (Cumulative)              $          0.00
Principal Funding Account Balance                            $          0.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
Series Excess Funding Amount                                 $ 56,589,311.36
   Invested Amount                                           $220,410,688.64

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $ 23,000,000.00
Principal Distributed to Investors (Cumulative)              $          0.00
Principal Funding Account Balance                            $          0.00
Unreimbursed Investor Charge Offs (Cumulative)               $          0.00
Series Excess Funding Amount                                 $          0.00
   Invested Amount                                           $ 23,000,000.00


BALANCES AS OF PAYMENT DATE                                  As of:
                                                             August 15, 2001

Series 1999-VFN
   Reserve Fund Balance                                      $          0.00
   Reserve Fund Deficiency Amount                            $          0.00
   Principal Funding Account Balance                         $          0.00
   Outstanding Principal Balance                             $          0.00

Series 2000-VFN
   Reserve Fund Balance                                      $          0.00
   Reserve Fund Deficiency Amount                            $          0.00
   Principal Funding Account Balance                         $          0.00
   Outstanding Principal Balance                             $          0.00

Series 2000-1
   Reserve Fund Balance                                      $  3,500,000.00
   Reserve Fund Deficiency Amount                            $          0.00
   Principal Funding Account Balance                         $          0.00
   Outstanding Principal Balance, Class A                    $646,000,000.00
   Outstanding Principal Balance, Class B                    $ 54,000,000.00

Series 2001-1
   Reserve Fund Balance                                      $  1,500,000.00
   Reserve Fund Deficiency Amount                            $          0.00
   Principal Funding Account Balance                         $          0.00
   Outstanding Principal Balance, Class A                    $277,000,000.00
   Outstanding Principal Balance, Class B                    $ 23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                        Last day of:
     To be used in the following month's computations.       July , 2001

Pool Total Components of Excess Receivables:
     Used Vehicles                                           $ 97,795,821.17
     Finance Hold Receivables (for Credit Reasons Only)      $  9,343,593.14
     Delayed Payment Program                                 $    706,006.00

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                           $223,129,502.62
     Finance Hold Receivables                                $          0.00
     Delayed Payment Program                                 $ 17,850,360.21

Total Excess Receivables                                     $  9,343,593.14

Overconcentration Amount                                     $          0.00

Ineligible Amount                                            $          0.00

Trust Incremental Subordinated Amount                        $  9,343,593.14



POOL SERIES SUBORDINATED AMOUNTS                             As of:
                                                             July 31, 2001

Series Incremental Subordinated Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $  7,416,657.89
     Series 2001-1                                           $  3,178,567.67

Required Subordinated Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $ 57,093,354.63
     Series 2001-1                                           $ 24,468,580.56

Available Subordinated Amount
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1                                           $ 57,093,354.63
     Series 2001-1                                           $ 24,468,580.56


CHARGE OFFS                                                  For Month of:
                                                             July , 2001

Defaulted Receivables                                        $          0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                           $          0.00
   Series 2000-VFN                                           $          0.00
   Series 2000-1                                             $          0.00
   Series 2001-1                                             $          0.00

Deficiency Amount
   Series 1999-VFN                                           $          0.00
   Series 2000-VFN                                           $          0.00
   Series 2000-1                                             $          0.00
   Series 2001-1                                             $          0.00

Required Draw Amount
   Series 1999-VFN                                           $          0.00
   Series 2000-VFN                                           $          0.00
   Series 2000-1                                             $          0.00
   Series 2001-1                                             $          0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                           $          0.00
   Series 2000-VFN                                           $          0.00
   Series 2000-1                                             $          0.00
   Series 2001-1                                             $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)               As of:
                                                             August 15, 2001

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1 Class A                                   $          0.00
     Series 2000-1 Class B                                   $          0.00
     Series 2001-1 Class A                                   $          0.00
     Series 2001-1 Class B                                   $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1 Class A                                   $          0.00
     Series 2000-1 Class B                                   $          0.00
     Series 2001-1 Class A                                   $          0.00
     Series 2001-1 Class B                                   $          0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1 Class A                                   $          0.00
     Series 2000-1 Class B                                   $          0.00
     Series 2001-1 Class A                                   $          0.00
     Series 2001-1 Class B                                   $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $          0.00
     Series 2000-VFN                                         $          0.00
     Series 2000-1 Class A                                   $          0.00
     Series 2000-1 Class B                                   $          0.00
     Series 2001-1 Class A                                   $          0.00
     Series 2001-1 Class B                                   $          0.00

INTEREST RATE FOR NEXT PAYMENT DATE                          As of:
                                                             August 15, 2001

Series 1999-VFN Estimated                                               3.8900000%
Series 2000-VFN Estimated                                               3.8900000%
Series 2000-1 Class A                                                   3.7750000%
Series 2000-1 Class B                                                   4.0900000%
Series 2001-1 Class A                                                   3.7700000%
Series 2001-1 Class B                                                   4.1100000%

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